United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                           Current Report Pursuant to
          Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 22, 2005
                                (Date of Report)



                     Performance Technologies, Incorporated
             (Exact name of registrant as specified in its charter)



       Delaware                      0-27460                     16-1158413
(State of incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)

       205 Indigo Creek Drive, Rochester, New York            14626
         (Address of principal executive offices)           (Zip Code)

                                 (585) 256-0200
              (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01  Entry into a Material Definitive Agreement.

In order to facilitate an optimum transition of the Chief Executive Officer's role from Donald L. Turrell to Michael P. Skarzynski, on November 21, 2005 the Board of Directors of Performance Technologies, Inc. agreed to retain the services of Mr. Turrell, as a non-officer employee of the Company through December 31, 2006. A summary of the employment terms are as follows:

         A) Specific duties will be assigned to Mr. Turrell by the Board in the support of the current Chief Executive Officer and other Board related business.

         B) Mr. Turrell will continue to receive, through December 31, 2005, the salary and benefits he received while serving as Chief Executive Officer. From January 1, 2006 through December 31, 2006, Mr. Turrell will receive the same salary without benefits.

         C) These terms shall continue for the specified period regardless if the Company were to terminate Mr. Turrell's employment without cause. If Mr. Turrell accepts employment with a competitor of the Company, these terms shall be discontinued.

         D) All payments of compensation are subject to continued compliance with the Company's Code of Ethics, Non-compete and Insider Trading agreements and certain other terms and conditions.

Mr. Turrell will continue to serve as a member of the Board of Directors of the Company.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PERFORMANCE TECHNOLOGIES, INCORPORATED

Date: November 22, 2005            By:/s/  Michael P. Skarzynski
                                      ----------------------------
                                           Michael P. Skarzynski
                                           President and Chief
                                           Executive Officer

Date: November 22, 2005            By:/s/  Dorrance W. Lamb
                                      ----------------------------
                                           Dorrance W. Lamb
                                           Chief Financial
                                           Officer and Senior Vice
                                           President of Finance